J.P. Morgan Institutional Funds
Supplement dated March 13, 2000 to the following Statements of Additional Information ("SAI"):

J.P. Morgan Institutional Diversified Fund, dated November 1, 1999

The following replaces the section under the heading "Custodian and Transfer Agent":

         The Bank of New York  ("BONY"),  One Wall  Street,  New York,  New York
         10286, serves as the Trust's and the Portfolio's custodian and fund accounting agent. Pursuant to the Custodian Contract, BONY is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. In the case of foreign assets held outside the United States, the custodian employs various subcustodians in accordance with the regulations of the SEC.

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.